Exhibit 99.1

Safe Harbor Forward Looking Statements Information set forth in this communication, including financial estimates and statements as projected growth constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statement other than statements of historical fact, including statements regarding intent, belief or current expectations with respect to the matters discussed in this communication. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue” or other words of similar meaning. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties and other factors that may cause actual results to differ materially from those anticipated at the time the forward-looking statements are made. Such estimates and statements include, but are not limited to, statements about future financial and operating results, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Vistana Signature Experiences, Inc. (“Vistana”) and Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) and are subject to significant risks and uncertainties outside of Vistana and Starwood’s control. Further, estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Results, performance and achievements may be affected by general economic conditions including the impact of war and terrorist activity, natural disasters, business and financing conditions (including the condition of credit markets in the U.S. and internationally), foreign exchange fluctuations, cyclicality of the real estate (including residential) and the hotel and vacation ownership businesses, operating risks associated with the hotel, vacation ownership and residential businesses, relationships with associates and labor unions, customers and property owners, the impact of the internet reservation channels, our reliance on technology, domestic and international political and geopolitical conditions, competition, governmental and regulatory actions (including the impact of changes in U.S. and foreign tax laws and their interpretation), travelers’ fears of exposure to contagious diseases, risk associated with the level of our indebtedness, risk associated with potential acquisitions and dispositions and the introduction of new brand concepts and other risks and uncertainties. These risks and uncertainties are presented in detail in Starwood’s and Vistana’s filings with the Securities and Exchange Commission. There can be no assurance as to the development of additional vacation ownership units, estimated sales growth or that Vistana will achieve the potential growth scenarios described in this presentation. Although we believe the expectations reflected in forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that results will not materially differ. Forward-looking statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 1

Safe Harbor Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a wholly-owned subsidiary of ILG and Vistana. In connection with the proposed merger, ILG has filed a registration statement on Form S-4, containing a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”) and Vistana has filed a registration statement on Form 10 with the SEC. STOCKHOLDERS OF STARWOOD AND ILG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS AND THE FORM 10, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus and the Form 10 as well as other filings containing information about ILG, Starwood and Vistana, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by ILG will be made available free of charge on ILG’s investor relations website. Copies of documents filed with the SEC by Starwood will be made available free of charge on Starwood’s investor relations website. Participants in Solicitation Starwood and its directors and executive officers, and ILG and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of ILG common stock in respect of ILG’s stock issuance in connection with the proposed merger. Infor mation about the directors and executive officers of Starwood is set forth in the proxy statement for Starwood’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2015. Information about the directors and executive officers of ILG is set forth in the proxy statement for ILG’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2015. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures, such as Adjusted EBITDA, Pro Forma Adjusted EBITDA and Estimated Free Cash Flow after securitizations. We believe that these non-GAAP measures are useful to investors in order to provide a better understanding of our operating performance. We do not use these non-GAAP financial measures for any purpose other than the reasons stated above. Adjusted EBITDA, Pro Forma Adjusted EBITDA and Estimated Free Cash Flow after securitizations are not intended to represent cash flow from operations as defined by GAAP and such metric should not be considered as an alternative to net income, cash flow from operations or any other performance measure p rescribed by GAAP. Our calculation of Adjusted EBITDA, Pro Forma Adjusted EBITDA and Estimated Free Cash Flow after securitizations may be different from the calculations used by other companies and, therefore, comparability may be limited. 2

Vistana Signature Experiences – 2016 Potential Growth Scenarios

- Originated sales growth
  - 2016 growth scenarios represent an average annual growth from 2014 to 2016 of 14 and 17%, respectively
  - Higher Estimated Growth Case based on embedded inventory and expected additional distribution points
  - Estimated vacation ownership product sales margin[1] of approximately 20%
- Existing distribution capacity and infrastructure supports sales growth targets
  - Historical peak originated sales reached $739 million in 2006
- Complementary growth in other segments based on historical performance
  - Expect Resort and Vacation Network Management increasing with growth in owner base, new development and inflation; Revenue stream is contract based, predictable and recurring
  - Expect Resort Operations and Ancillary Services increasing with unit growth, investment in transferred properties and inflation

Vistana Signature Experiences. Inc
2016 Potential Growth Scenarios
(in millions)

	Estimated Growth Scenario[2]							
	Year Ended December 31, 2016				Eight Months Ended December 31, 2016			
(in millions of dollars)	Low		High		Low		High	
Total Revenues[3]	$	1,020	$	1,060	$	705	$	725
Originated Sales[4]		420		440		290		300
Pro forma Adjusted EBITDA[5]		145		155		85		95
Estimated Free Cash Flow after securitization[6]		n/a		n/a		80		105

Note: Financial information presented excludes any impact related to the acquisition method of accounting.

[1] Vacation ownership product sales margin represents sales of vacation ownership products, net less cost of sales of vacation ownership products and sales and marketing expenses. Margin percentage represents vacation ownership product sales margin divided by sales of vacation ownership products.

[2] 2016 growth scenarios based on 14% and 17% originated sales growth assumptions for low and high scenarios, respectively.

[3] Total revenues includes sales and vacation ownership products, net, consumer financing, resort and vacation network management, resort operations and ancillary services, and cost reimbursements and is presented on same basis as Amendment #1 to the Vistana Form 10 filed January 25, 2016.

[4] Originated sales represents the total amount of vacation ownership products under purchase agreements signed during the period where we have received a down payment of at least ten percent of the contract price, reduced by actual rescissions and cancellations as well as adjustments for incentives and other administrative fee revenues during the period.

[5] Adjusted EBITDA is defined in accordance with the basis of presentation used in Amendment #1 to the Vistana Form 10 filed January 25, 2016 and excludes the impact of non-cash compensation expense, restructuring charges/(credits), losses/(gains) on asset dispositions, impairments, the deferral adjustment associated with percentage of completion accounting guidelines reflecting its net impact on the Vistana Vacation Ownership Business's GAAP revenues and expenses and the impact of purchase accounting adjustments. Pro forma Adjusted EBITDA is defined as Adjusted EBITDA including the impact of the pro forma adjustments related to our royalty fee and management fees.

[6] Estimated Free Cash Flow after securitization includes estimated securitization advanced proceeds net of debt issuance costs and repayments of securitized debt for 2016 is expected to be approximately $170 million.

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Vistana Signature Experiences – Selected Financial and Non Financial Data

Vistana Signature Experiences, Inc

Selected Financial and Non Financial Data[1]

(Financial data in millions)

	Year Ended December 31, 2015 (Unaudited)
Unsecuritized vacation ownership notes receivable, net of allowance of $77[2]	$443
Securitized vacation ownership notes receivable, net of allowance of $15	173
Total	$616
Active vacation sales galleries[3]	18

	Estimated Year Ended December 31, 2016	Estimated Eight Months Ended December 31, 2016
Percentage of completion deferral	$3	$17
Changes in restricted cash[4]	n/a	(14)

Note: Financial information presented excludes any impact related to the acquisition method of accounting.

(1) Selected financial data is in accordance with basis of presentation used in the Amendment #1 to the Vistana Form 10 filed January 25, 2016.

(2) Unsecuritized vacation ownership notes receivable, net at year end 2015 provides opportunity for a securitization transaction of approximately $350 million of notes receivable in 2016 which is anticipated to provide adequate funding for development activities through the middle of 2017. Estimated securitization advanced proceeds net of debt issuance costs and repayments of securitized debt for 2016 is expected to be approximately $170 million.

(3) Active vacation sales galleries at year end 2015 includes openings in Hawaii, Mexico and Colorado.

(4) Restricted cash includes cash held by our variable interest entities ("VIEs") from our securitization transactions. Movements in restricted cash held by our VIEs is reflected in the financing activities section of our combined statements of cash flows.

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